EXHIBIT 24.2
                                                             ------------

                                NISOURCE INC.
                                  (INDIANA)
                              POWER OF ATTORNEY
                              -----------------

        Each director and officer of NiSource Inc., an Indiana corporation, whose signature appears below hereby constitutes and appoints Gary L. Neale and Stephen P. Adik, and each of them singly, his or her true and lawful attorneys with full power to them and each of them to execute in the name of such person and in the capacity or capacities indicated below one or more Registration Statements on Form S-3 and on Form S-8, including without limitation any such Registration Statements filed as Post-Effective Amendments to the Registration Statement on Form S-4 of NiSource Inc. and New NiSource Inc. (Registration No. 333-33896), to register under the Securities Act common shares, $.01 par value (including associated preferred stock purchase rights), of New NiSource Inc., a Delaware corporation, that may be offered and sold under any one or all of the following plans (or successors to such plans): Columbia Savings Plan, Non-Employee Director Stock Incentive Plan of NiSource Inc., NiSource Inc. 1994 Long-Term Incentive Plan, NiSource Inc. 1988 Long-Term Incentive Plan, NiSource Inc. Tax Deferred Savings Plan, Northern Indiana Public Service Company Bargaining Unit Tax Deferred Savings Plan, Kokomo Gas & Fuel Co. Bargaining Unit Tax Deferred Savings Plan, IWC Resources Corporation Employee Thrift Plan and Trust, Employees' Profit Sharing and Salary Deferral Plan of SM&P Utility Resources, Inc., Bay State Gas Company Savings Plan for Operating Employees, Bay State Gas Company Employee Savings Plan and NiSource Inc. Employee Stock Purchase Plan and any similar plan or plans of NiSource Inc. or New NiSource Inc. and their subsidiaries, and, if appropriate, interests in any such plan or plans, and to file any amendments (including post-effective amendments) and supplements to any such Registration Statement or Post-Effective Amendment to Registration Statement necessary or advisable to enable the registrant to comply with the Securities Act and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, which amendments and supplements may make such other changes in the Registration Statement or Post-Effective Amendment to Registration Statement as such attorneys deem appropriate, including without limitation any subsequent registration statement for any such offering that may be filed under Rule 462(b) under the Securities Act.

           Name and Signature                                 Title                             Date
           ------------------                                 -----                             ----

     /s/ Gary L. Neale
     ------------------------------             Chairman, President and Chief             October 27, 2000
     Gary L. Neale                              Executive Officer (Principal
                                                Executive Officer)

     /s/ Stephen P. Adik
     ------------------------------             Senior Executive Vice                     October 27, 2000
     Stephen P. Adik                            President, Chief Financial
                                                Officer and Treasurer (Principal
                                                Accounting Officer)






     /s/ Steven C. Beering
     ------------------------------             Director                                  October 27, 2000
     Steven C. Beering

     /s/ Arthur J. Decio
     ------------------------------             Director                                  October 27, 2000
     Arthur J. Decio

     /s/ Dennis E. Foster
     ------------------------------             Director                                  October 27, 2000
     Dennis E. Foster

     /s/ James T. Morris
     ------------------------------             Director                                  October 27, 2000
     James T. Morris

     /s/ Ian M. Rolland
     ------------------------------             Director                                  October 27, 2000
     Ian M. Rolland

     /s/ John W. Thompson
     ------------------------------             Director                                  October 27, 2000
     John W. Thompson

     /s/ Robert J. Welsh
     ------------------------------             Director                                  October 27, 2000
     Robert J. Welsh

     /s/ Carolyn Y. Woo
     ------------------------------             Director                                  October 27, 2000
     Carolyn Y. Woo

     /s/ Roger A. Young
     ------------------------------             Director                                  October 27, 2000
     Roger A. Young




